SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 16, 1997
(Date of earliest event reported)


Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates
Series 1997-D4
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(Exact Name of registrant as specified in its charter)

Delaware                        33-49370-05                 13-3672337
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(State or Other Juris-      (Commission                 (I.R.S. Employer
diction of Incorporation)    File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York           10281
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(Address of Principal Executive Office)                            (Zip Code)


Registrant's telephone number, including area code:        212-667-9300
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This Document contains exactly 5   Pages.
The Exhibit Index is on Page    5   .



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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the April 16, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.             Description

 5.1             99                    Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on April
                                       16, 1997





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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO MANAGEMENT, INC., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF  ASSET SECURITIZATION
                                               CORPORATION, REGISTRANT




                                                        By: /s/ Daniel B. Kirby
                                                              Daniel B. Kirby,
                                                          Senior Vice President


                                                        By: /s/ Sean D. Reilly
                                                              Sean D. Reilly
                                                              Vice President


Date: May 1, 1997


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EXHIBIT INDEX



                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.             Description

5.1             99                  Monthly distribution report pursuant to
                                    Section 4.2 of the Pooling and Servicing
                                    Agreement for the distribution on April 16,
                                    1997






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